Quarterly Investor Relations Presentation At and for the three months ended December 31, 2019

ABOUT GWB

Great Western Bancorp, Inc.

Company Snapshot

- Full-service regional bank focused on relationship-based business and agribusiness banking
- 175 banking branches across nine states: Arizona, Colorado, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota and South Dakota
- Headquartered in Sioux Falls, South Dakota
- 5th largest farm lender bank in the U.S. as of 09/30/19 [1]

EPS Performance



CAGR EPS 10% 3
$1.90
$2.31
$0.17
$2.14
$2.46
$2.45
$2.90
$0.23
$2.67
$2.92
$0.79
$0.77
FY15
FY16
FY17
FY18
FY19
FYTD 19
FYTD 20
EPS - diluted
Adj. EPS - diluted 2

Strong Earnings and Efficiency



$109
48%
$131
$10
$121
50%
$145
47%
$172
$14
$158
47%
$167
46%
$46
46%
$43
46%
FY15
FY16
FY17
FY18
FY19
FYTD 19
FYTD 20
Net Income
Adj. Net Income 2
Efficiency Ratio 5

Tangible Book Value [5] per Share Accretion



GWB CAGR TBV 11% 3
Peer CAGR TBV 7% 3
160.00
150.00
140.00
130.00
120.00
110.00
100.00
90.00
4QFY14
1QFY15
2QFY15
3QFY15
4QFY15
1QFY16
2QFY16
3QFY16
4QFY16
1QFY17
2QFY17
3QFY17
4QFY17
1QFY18
2QFY18
3QFY18
4QFY18
4
1QFY19
2QFY19
3QFY19
4QFY19
GWB
GWB Peer Group

[1] Source: American Banker's Association

[2] Excludes after-tax effect of items with a significant impact to net income that we do not believe to be recurring in nature, such as one-time acquisition expenses or the effect of revaluation of deferred taxes

[3] Compound Annual Growth Rate over 5 years

[4] See appendix for Peer Group listing; data sourced from SNL Financial

[5] Non-GAAP measures, see appendix for reconciliations

2

NYSE: GWB

GreatWesternBank.com

ABOUT GWB Company Snapshot Exchange / Ticker • NYSE: GWB Market Cap • 56.4 million shares outstanding / $1.96 billion Ownership • 100% publicly traded Total Assets • $12.85 billion ROA / ROTCE 1 • 1.34% / 15.0% Efficiency Ratio 1 • 46.2% Locations • 175 branches in nine states FTEs • Approximately 1,600 Business & Ag • 70% of loans in business and 21% in agribusiness segments Experience • 5th largest farm lender bank in the U.S. 2 NOTE: All financial data is as of or for the three months ended December 31, 2019 unless otherwise noted. Market Cap calculated based on December 31, 2019 closing price of $34.74. Branch count as of December 31, 2019. 1 See appendix for non-GAAP reconciliation for ROTCE and efficiency ratio. 2 As of September 30, 2019. Source: American Banker's Association 3

FOFootpriOTPRIntNT Attractive Markets • 175 banking branches across nine Midwestern and Western states • Vibrant, diverse economies balanced across growing commercial hub cities and smaller rural communities • Opportunities for expansion into new markets within and adjacent to footprint 4

EXECUTING ON STRATEGY • Total loans decreased 0.8% to $9.63 billion during the quarter • Loan decline was mainly attributable to the commercial non-real estate segment of the portfolio, which Focused Business Banking Franchise decreased by $43.5 million, or 2.5% and a reduction in the agriculture segment of $28.0 million, or 1.4% with Agribusiness • Deposits decreased by 2.1% to $10.09 billion during the quarter, driven by a reduction in the use of brokered Experience deposits offset by increases in both consumer and business deposits • Fully diluted EPS 1 of $0.77 for the quarter compared to $0.89 for 4QFY19 Strong Profitability • Profitability remains strong with ROTCE 1 of 15.0% and ROAA of 1.34% for the quarter Driven by a Highly Efficient Operating • Efficiency ratio 1 of 46.2% for the quarter compared to 44.5% for the prior quarter Model • All regulatory capital ratios remain above minimums to be considered “well capitalized” Strong Capital • Quarterly dividend of $0.30 per share Generation and Attractive Dividend ◦ Dividend payable February 26, 2020 to stockholders of record as of the close of business on February 12, 2020 • Net charge-offs of $6.1 million during the quarter represent 0.25% of average total loans on an annualized basis, majority of which were in agriculture and commercial non-real estate segments of the loan portfolio Focus on Credit • Loans graded "Substandard" increased by 35.5% to $640.1 million during the quarter and loans graded and Key Asset "Watch" increased by 2.6% to $416.3 million primarily due to downgrades in the agriculture and agriculture- Quality Metrics related segment, with a small number of downgrades in the commercial non-real estate segment • Nonaccrual loans increased by 45.6% to $156.1 million during the quarter primarily due to a small number of agriculture loans identified as we continue to work through the higher risk credits 1 This is a non-GAAP measure. See appendix for reconciliation. 5

EXPERIENCED MANAGEMENT TEAM

Great Western Bancorp, Inc.™

Executive Officers		Industry experience (yrs)	Great Western Bank experience (yrs)[1]
Ken Karels *Chairperson, President & CEO*	Former COO and Regional President - Great Western Former President and CEO - Marquette Bank	43	18
Doug Bass *Executive VP & COO*	Former Regional President for Nebraska, Iowa, Kansas, Missouri, Arizona, Colorado, L&D, Marketing, Operations and People & Culture Prior positions with U.S. Bank and First American Bank Group	37	11
Pete Chapman *Executive VP & CFO*	Responsible for financial / regulatory reporting, planning and strategy, project management, treasury, loan and deposit operations and information technology Prior U.S. experience with E&Y	26	16
Karlyn Knieriem *Executive VP & CRO*	Responsible for risk framework across GWB including Enterprise Risk, Compliance, BSA and Risk Asset Review Prior experience includes senior management roles with First National Bank of Omaha	22	3
Tim Kintner *Executive VP & Regional President SD*	Regional President for South Dakota and responsible for the retail business across the footprint Prior leadership positions with Bankers Trust Company, Bankers Trust, Marquette Bank, and Wells Fargo	37	2
Non-Executive Officers			
Scott Erkonen *Chief Information Officer*	Prior leadership role representing the United States internationally in the areas of IT Governance and Information Security — ISO (International Organization for Standardization)	24	13
Bart Floyd *Regional President IA, KS & MO*	Prior experience with US Bank, Wells Fargo/South Trust Bank, and commercial banking and private financing for organizations in Iowa, Colorado, and Texas	24	8
Michael Gough *Senior VP - Credit*	Prior leadership roles with GWB include Senior Lender, EVP - Credit, Executive GM - Strategic Business Services and Chief Credit Officer	37	24
Gail Grant *Regional President CO & AZ*	Former Group President for Northern Colorado and Arizona Prior experience with Wells Fargo/Norwest	31	11
Andy Pederson *Head of P&C and L&D*	Prior experience - Senior Human Resource Generalist for Citibank and Wells Fargo	20	11
Donald Straka *General Counsel and Corporate Secretary*	Prior experience - attorney and executive in banking, securities and M&A	32	6
Chris Wiedenfeld *Regional President NE*	Prior experience with American National Bank, US Bank, and Lauritzen Corporation	24	6
Consultant			
Michael Doyle *Consultant - Interim CCO*	President and founder of Credit Risk Advisors, LLC. Prior experience - Executive VP and Chief Credit Officer U.S. Bancorp	30	<1

1 For Mr. Chapman, includes experience at National Australia Bank, Ltd. and subsidiaries; For Mr. Erkonen, includes experience at HF Financial Corp.

6

NYSE: GWB

GreatWesternBank.com

ACQUISITION HISTORY Acquired First Community Acquired North Central Acquired Security Bank's Colorado franchise Bancshares Inc. Bank and a branch from Wachovia ($0.4 billion total) Acquired HF Financial ($0.1 billion) ($0.6 billion total) Corp. ($1.1 billion total) Acquired Acquired F&M Sunstate Bank Bank-Iowa and $12.8 $12.8 and three TierOne Bank $12.1 $12.0 branches from ($3.0 billion total) $11.5 $11.7 HF Financial Corp. $1.1 ($0.2 billion $10.0 $9.8 total) $9.4 $10.4 $9.0 $9.1 $8.3 $8.2 $0.4 $8.0 $8.6 $3.0 $6.0 $5.2 $4.3 $0.6 $5.3 $4.0 $3.4 $4.6 $3.1 $0.1 $0.2 $3.0 $3.2 $2.0 $0.0 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 FYTD 20 Period Ending Pre-Acquisition Assets Acquired Assets Note: Total assets are as of September 30 of each fiscal year unless otherwise noted. Acquired assets are the total of the fair value of total assets acquired and the net cash and cash equivalents received, at the time of acquisition of each indicated year. 7

LOAN PORTFOLIO COMPOSITION Loan Portfolio ($MM) Portfolio Segmentation by Type At September 30 of each fiscal year unless otherwise noted (UPB). Residential real estate, 8.5% Consumer & Other, 1.0% $9,733 $9,651 $9,446 Multifamily, 3.9% Commercial non-real estate, 17.4% $9,009 912 $909 $8,736 $934 $1,043 $1,140 1,720 $1,676 Ag real estate, 9.8% $7,351 $1,700 Non owner-occupied CRE, 29.3% $1,719 $1,033 $1,673 Ag operating, 10.7% 2,009 $1,981 $2,183 $1,611 Owner-occupied CRE, 14.3% Construction & $2,122 development, 5.1% $2,169 Geographic Diversification $1,861 Nebraska / Kansas, 17.1% $5,092 $5,085 South Dakota, 22.5% $4,629 $4,125 $3,754 Arizona, 14.3% $2,846 Colorado, 13.1% FY15 FY16 FY17 FY18 FY19 FYTD 20 North Dakota / Commercial RE Agriculture C&I Other Iowa / Missouri, 28.7% Minnesota, 2.8% Other, 1.5% NOTE: Other loans represent certain ASC 310-30 loans and certain other loans managed by our staff 8

COMMERCIAL LOANS

Great Western Bancorp, Inc.

Highlights

- CRE loans decreased by $7.7 million, or 0.2%, as a result of a number of loans refinancing with other institutions due to lower rates
- C&I loans decreased by $43.5 million, or 2.5%, during the quarter due to a seasonal slow down in mortgage warehouse lending

CRE Portfolio Composition by Type (UPB $MM)



Multifamily, 7.5%
Non owner-occupied CRE, 55.6%
Construction and development, 9.7%
Owner-occupied CRE, 27.2%

C&I Portfolio Composition by Industry (UPB)



Retail Trade 8.4%
Accommodation and Food Services 7.7%
Manufacturing 9.9%
Transportation and Warehousing 7.2%
Finance and Insurance 6.4%
Construction 10.1%
Real Estate and Rental and Leasing 5.4%
Public Administration 4.0%
Health Care and Social Assistance 11.6%
Other 14.9%
Wholesale Trade 14.4%

CRE Portfolio Exposure Sizes (UPB)



<$250K, 2.2%
$15M+, 29.8%
$250K - $1M, 7.8%
$1M - $5M, 27.8%
$5M- $15M, 32.4%

C&I Portfolio Exposure Sizes (UPB)



<$250K, 7.6%
$250K - $1M, 11.6%
$15M+, 29.7%
$1M - $5M, 27.5%
$5M- $15M, 23.6%

NOTE: All customer references are aggregated based on CIF and do not group CIFs with related ownership groups. Industry disclosures based on NAICS codes.

[1] Regulatory concentration levels of CRE are 100% of the Company's total risk-based capital for loans for construction, land and land development and 300% of the Company's total risk-based capital for total nonowner-occupied CRE loans.

9

NYSE: GWB

GreatWesternBank.com

AG LOAN PORTFOLIO Highlights Ag Portfolio Composition by Industry (UPB) • Portfolio balanced across sub segments • 10 largest Ag exposures represent 16.0% of total Ag and average $32 million Beef Cattle, 20.1% Dairy Farms, 27.2% • Approximately 3,000 customers with an average exposure size of $660,000 Grains, 28.5% • Dairy and flood exposure being closely monitored Proteins, 52.2% Other, 19.3% • Tariffs on the agriculture market continue to be monitored Hogs, 4.9% • Higher FY 19 charge-offs driven by a small number of cattle relationships Grains, 28.5% Other Specialty, 19.3% Geography Ag Portfolio Exposure Sizes (UPB) Other, 0.1% <$250K, 6.9% $15M+, 22.6% South Dakota, 28.7% $250K - $1M, 14.7% Arizona, 38.3% Colorado, 7.4% North Dakota / $1M - $5M, 29.4% $5M- $15M, 26.4% Minnesota, 0.1% Nebraska / Kansas, 7.2% Iowa / Missouri, 18.2% NOTE: All customer references are aggregated based on CIF and do not group CIFs with related ownership groups. Industry disclosures based on NAICS codes. 10

Highlights ASSET QUALITY Highlights • Asset quality remains a key focus as we make progress working through substandard credits and higher risk credits in both ag and non-ag portfolios • Watch remained relatively stable for the quarter • "Substandard" loans increased $167.6 million, or 35.5%, primarily due to downgrades in the agriculture and agriculture-related commercial non-real estate segments • Later in the year we will transition to a rating system that better aligns with industry standards and offers better granularity, particularly the adoption of a Special Mention category within a Criticized Loan classification Watch Loans ($MM) Substandard Loans ($MM) $640 $406 $416 $216 $206 $197 $343 $328 $310 $312 $84 $472 $123 $121 $132 $115 6.6% $253 4.2% 4.2% 4.3% $242 $233 4.9% 3.8% 3.6% $81 3.5% $184 $111 $71 2.8% 2.5% 2.6% 2.7% $130 $189 $205 $180 $259 $200 $219 $54 $131 $162 $172 $357 $424 FY15 FY16 FY17 FY18 FY19 1QFY20 FY15 FY16 FY17 FY18 FY19 1QFY20 Ag Loans Non Ag Loans % of Total Loans Ag Loans Non Ag Loans % Total Loans 11

ASSET QUALITY

Great Western Bancorp, Inc.

Highlights

- Nonaccrual loans increased 45.6% for the quarter due to a small number of agriculture loans identified as we continue to work through the higher risk credits.
- Net charge-offs for the quarter were 0.25% of average loans on an annualized basis, down from 0.31% of average total loans on an annualized basis for the prior quarter
- The ratio of ALLL to total loans increased to 0.76% for the quarter from 0.73% as of the prior quarter

Nonaccruals / Total Loans



83.8%
51.1%
45.9%
45.1%
66.0%
46.6%
0.60%
0.33%
0.67%
0.79%
0.42%
1.12%
0.38%
1.14%
0.30%
0.80%
0.29%
1.33%
FY15
FY16
FY17
FY18
FY19
1QFY20
AG
Non-AG
Reserves/ Total NALs

Net Charge-offs / Average Total Loans [2]



0.13%
0.11%
0.12%
0.02%
0.05%
0.04%
0.26%
0.02%
0.14%
0.08%
0.02%
0.18%
0.03%
0.10%
0.04%
0.36%
0.02%
0.08%
0.25%
0.25%
0.06%
0.18%
FY15
FY16
FY17
FY18
FY19
FYTD 20
CRE
AG
C&I
Other
Total Loans

Comprehensive Credit-Related Coverage ($MM)

	GWB Legacy Loans			
	Amortized Cost	**Fair Value**	**Acquired Loans**	**Total**
ALLL	$ 70.2	$ —	$ 2.6	$ 72.8
Remaining Loan Discount	$ —	$ —	$ 11.9	$ 11.9
Fair Value Adjustment (Credit)	$ —	$ 6.2	$ —	$ 6.2
Total ALLL / Discount / FV Adj.	$ 70.2	$ 6.2	$ 14.5	$ 90.9
Total Loans	$ 8,441.3	$ 772.2	$ 412.7	$ 9,626.2
ALLL / Total Loans	**0.83 %**	**— %**	**0.63 %**	**0.76 %**
Discount / Total Loans	— %	— %	2.88 %	0.12 %
FV Adj. / Total Loans	— %	0.80 %	— %	0.06 %
Total Coverage / Total Loans [1]	**0.83 %**	**0.80 %**	**3.51 %**	**0.94 %**

[1] Comprehensive Credit-Related Coverage is a non-GAAP measure that Management believes is useful to demonstrate that the FV adjustments related to credit and remaining loan discounts consider credit risk and should be considered as part of total coverage

[2] Annualized for partial periods

12

NYSE: GWB

GreatWesternBank.com

AG LOAN ASSET QUALITY Commentary Ag Net Charge-offs / Average Total Loans 1 0.01% • Charge-offs continue to be driven by loans in the cattle sector while substandard and watch levels for beef are showing improvement • Upgrades in dairy loans were more than offset by downgrades to substandard as a lag in customer financials 0.19% has resulted in a deterioration of rating metrics and stalled potential portfolio improvements 0.18% • Two loans in the swine sector were downgraded as 0.03% performance and metrics have been pressured by weak 0.05% 0.02% 0.07% prices in the latter part of the year, primarily from tariffs 0.05% 0.03% 0.03% FY15 FY16 FY17 FY18 FY19 FYTD 20 Ag Watch Loans by Category 2 Ag Substandard Loans by Category 2 $16 $48 $24 $76 $16 $25 $19 $12 $9 $44 $35 $40 $90 $195 $230 $123 $63 $67 $103 $14 $13 $21 $15 $28 $145 $69 $22 $69 $96 $30 $86 $75 $73 $75 $64 $94 $35 $31 $79 $62 $23 $51 $47 FY15 FY16 FY17 FY18 FY19 FYTD 20 FY15 FY16 FY17 FY18 FY19 FYTD 20 1 Grains Beef Cattle Dairy Farms Hogs All Other Annualized for partial year periods 2 Categories with less than $20m were considered immaterial and combined in Other 13

INVESTMENTS & BORROWINGS Highlights • Investment portfolio weighted average life of 3.9 years as of December 31, 2019 and yield of 2.40% for the quarter ended December 31, 2019, an increase of 2 basis points compared to the prior quarter • Spot yield on the portfolio at December 31, 2019 was 2.42% with yields on new purchases at levels above maturities • Borrowings portfolio had a cost of 2.62% for the quarter ended December 31, 2019, a decrease of 19 basis points compared to the prior quarter, making it a more cost effective source of funding Investment Portfolio Borrowings & Weighted Average Cost Other 0.1% U.S. Treasuries 3.7% States and political Securities sold under subdivisions 3.3% agreements to repurchase, 0.19% GNMA 29.1% WA Cost Subordinated debentures and subordinated notes payable, 4.80% WA Cost FHLB & Other Other MBS 63.8% Borrowings, 2.47% WA Cost 14

DEPOSITS Portfolio Segmentation by Type Portfolio Over Time ($MM) At September 30 of each fiscal year unless otherwise noted. Other time Time certificates $10,300 certificates, 12.4% $10,089 $250K+, 4.5% $9,733 $8,978 2,096 1,711 $8,605 Non-Interest- 1,847 Bearing Demand, 1,275 20.1% 1,381 $7,387 1.05% 1,380 0.86% NOW, MMDA and 0.65% Savings, 63.0% 0.40% 0.32% 0.32% 6,248 6,348 5,847 6,043 5,343 Geographic Diversification 4,638 Arizona, 5.2% Nebraska / Kansas, 25.9% Colorado, 12.1% North Dakota / Minnesota, 0.5% $1,881 $1,856 $1,843 $1,956 $2,030 $1,369 FY15 FY16 FY17 FY18 FY19 FYTD 20 Iowa / Missouri, 27.6% South Dakota, 28.7% Noninterest-Bearing Interest-Bearing Time Cost of Deposits Demand 15 NOTE: South Dakota and Corporate deposits include deposits managed by our Corporate staff.

GROWTH - METRO VS RURAL Metro and Rural Markets • Historically, the Company's core Midwestern presence was focused in Iowa, Nebraska and South Dakota in rural markets largely supported by agricultural economies • M&A activity and de novo expansion over the last decade have expanded the footprint to include more metro 1 markets including metro markets in Colorado and Arizona • While loan and deposit balances in the core Midwestern markets remain critical to maintain, growth prospects are much more robust in Metro markets • Compound average growth over the last five years in metro markets has been 9% for loans and 8% for deposits, compared to (2)% and 4%, respectively, in rural markets which provide good, stable sources of funding Loans ($MM) Deposits ($MM) September 2015 September 2015 $76 1.2% 1.0% $85 $3,548 62.8% 48.0% $4,600 December 2019 December 2019 2.6% 36.0% 0.4% 51.0% $259 $2,640 $42 $3,763 50.9% $5,142 25.1% 74.5% $2,414 $7,170 46.5% $4,688 1 16 Metro markets generally include MSAs with >100K populations

CAPITAL

Great Western Bancorp, Inc.

Summary

- Attractive dividend of $0.30 for the quarter ended December 31, 2019 (dividend yield of 3.5% based on avg. closing price during the quarter)[1]
- Earnings and return on equity provide capital in excess of that required to fund organic growth and provides flexibility to execute upon deploying capital to enhance shareholder value
- Strong earnings above is what is required to fund organic growth. Provides flexibility to execute upon deploying capital to enhance shareholder value

Capital Priorities

1. Organic Growth & Attractive Dividend Yield
2. Attractive and Accretive Acquisitions
3. Share Buybacks

Capital Ratios

Great Western Bancorp, Inc.	Ratio	Well Capitalized Minimum	Difference to Well Capitalized
Tier 1 capital	12.0%	8.0%	4.0%
Total capital	13.0%	10.0%	3.0%
Tier 1 leverage	10.4%	5.0%	5.4%
Common equity tier 1	11.3%	6.5%	4.8%
Tangible common equity / tangible assets [2]	9.7%		
Risk-weighted assets ($MM)	$10,395		

Great Western Bank	Ratio	Well Capitalized Minimum	Difference to Well Capitalized
Tier 1 capital	11.6%	8.0%	3.6%
Total capital	12.3%	10.0%	2.3%
Tier 1 leverage	10.0%	5.0%	5.0%
Common equity tier 1	11.6%	6.5%	5.1%
Risk-weighted assets ($MM)	$10,390		

Total Tangible Capital Composition ($MM)


Tangible equity net of DTAs and AOCI, 87% $1,174.0
Eligible subordinated debt, 3%, $35.0
Eligible ALLL & reserve for unfunded commitments, 5% $73.5
Eligible trust-preferred securities, 5% $73.7

[1] Future dividends subject to Board approval.
[2] TCE/TA is a non=GAAP measure. See appendix for reconciliation.

17
NYSE: GWB
GreatWesternBank.com

INTEREST RATE SENSITIVITY

Great Western Bancorp, Inc.™

Summary

- Management believes the balance sheet is well-positioned in the current interest rate environment but funding costs are increasing
  - Internal expense planning is not dependent on rate hikes and NIM expansion
- Investment portfolio weighted average life of 3.9 years
- Relatively short average tenor of the loan portfolio (1.3 years at December 31, 2019) due to:
  - Higher proportion of 12-month revolving lines of credit in line with business and agriculture lending focus
  - Certain fixed-rate loans with original terms greater than 5 years are swapped to floating
  - Within the loan portfolio, 40.3% is variable or expected to reprice in the next 12 months

Sensitivity Modeling



15.00%
10.00%
5.00%
0.00%
-5.00%
-100 bps
+100 bps
+200 bps
+300 bps
+400 bps
Immediate
Gradual

Rate Type Concentration



Adjustable, 21.1%
Adjustable - Hedged, 2.0%
Variable, 29.4%
Fixed - Hedged, 5.9%
Fixed, 41.6%

- Variable/Adjustable: 40% Prime, 29% 5yr Tsy, 31% all other
- Fixed: fixed rate through maturity
- Variable: rate will reset prior to 01/31/20
- Adjustable: adjustable rate that will reset after 01/31/20

Rate Term



Fixed Rate Term
Adjustable Fixed Rate Term
30%
20%
10%
0%
5%
9%
1%
27%
3%
31%
8%
16%
<3m
3m-12m
12m-3y
3y-5y
5y+
5%
10%
1%
31%
1%
27%
7%
18%
<3m
3m-12m
12m-3y
3y-5y
5y+
Fixed
Swapped to Variable
Adjustable

18

NYSE: GWB

GreatWesternBank.com

GOODWILL & INTANGIBLE ASSETS Goodwill ($MM) Other Intangible Assets ($MM) 1 • Majority of goodwill on GWB’s balance sheet (84%) resulted • Existing intangible assets and related amortization have from the acquisition of GWB by National Australia Bank Ltd. in become minimal 2008 and was pushed down to GWB’s balance sheet • Future M&A activity could generate additional assets and • Recognizing an impairment, which management does not amortization expense believe currently exists, is the only opportunity to eliminate the NAB-related goodwill $20.0 $20.0 $18.0 HF Financial, $41 $16.0 $15.0 Current acquisitions, $2 $14.0 GWB acquisitions $12.0 pre-IPO, $76 $10.0 $10.0 $8.0 $6.0 $5.0 $4.0 $2.0 $0.0 $0.0 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 NAB acquisition of GWB, $622 2026 & thereafter Year-end balance (left axis) Annual amortization (right axis) 1 Balances and amortization expense at September 30 and for the respective fiscal years. Amounts for fiscal years 2020 – 2026 & thereafter are forecast based on existing intangible assets and could 19 change materially based on future acquisitions.

Income Statement Summary

REVENUE

Great Western Bancorp, Inc.

Revenue Highlights

- Net interest income (FTE) decreased 1.4% to $106.7 million compared to prior quarter
  - Loan interest income included a $2.0 million net reversal of interest income on loans moved to nonaccrual during the quarter
- NIM (FTE) adjusted NIM (FTE)[2] was down 2 and 4 basis points, respectively, compared to 4QFY19
- Noninterest income increased $0.6 million compared to prior quarter due to wealth management fees increasing as a result of the purchase and assumption of management of trust assets in Colorado

Net Interest Income ($MM) and NIM



$108.2
3.70%
3.69%
4QFY19
$106.7
3.68%
3.65%
1QFY20
$106.4
3.81%
3.81%
FYTD 19
$106.7
3.68%
3.65%
FYTD 20
Net Interest Income (FTE)
NIM (FTE)
Adjusted NIM (FTE) ²

NIM Analysis



3.70%
3.69%
4QFY19
0.01%
Cash & Investments
(0.14)%
Loans
(0.07)%
Nonaccrual Interest
(0.03)%
Derivatives
0.14%
Deposits
0.03%
Brokered CDs
0.02%
Borrowings
3.68%
3.65%
1QFY20
NIM (FTE)
Adjusted NIM (FTE) ²

Noninterest Income[1]



Service charges $1,481
Wealth management $2,964
Mortgage banking income, net $1,612
Other $1,165
Interchange income $3,373
OD/NSF fees $3,986
Other Service fees $2,569

[1] Chart excludes changes related to loans and derivatives at fair value which netted $(1.4) million for the quarter and gain/loss on sale of securities. Dollars in thousands.
[2] Adjusted NIM (FTE) is a non-GAAP measure. See appendix for reconciliations.

21

NYSE: GWB

GreatWesternBank.com

EARNINGS, EXPENSES & PROVISION Highlights Net Income ($MM) • Net income of $43.3 million, a decrease of 13.9% over 4QFY19 $50.3 $45.8 $44.5 • Higher provision for loan losses during the quarter due $43.3 mainly to an increase in specific reserves in the agriculture, CRE and commercial non-real estate $26.8 segments • ROAA of 1.34% and 15.0% ROTCE 1 for the quarter 1.55% 1.48% 1.44% 1.34% • Efficiency ratio 1 was 46.2% for the quarter 0.84% • Noninterest expense remained stable from 4QFY19 1QFY19 2QFY19 3QFY19 4QFY19 1QFY20 Net Income Adjusted Net Income ROAA Noninterest Expense ($MM) Provision for Loan Losses ($MM) Sustained peer-leading $8.1 $8.1 efficiency ratio 1, 2 $55.2 $56.9 $57.1 $56.9 $5.2 46.1% 46.2% 44.5% 46.2% $2.0 4QFY19 1QFY20 FYTD 19 FYTD 20 4QFY19 1QFY20 FYTD 19 FYTD 20 Noninterest expense Efficiency Ratio 1 2 ROTCE and efficiency ratio are non-GAAP measures. See appendix for reconciliations. See appendix for Peer Group listing; data sourced from SNL Financial. 22

PROVEN BUSINESS STRATEGY Focused Business Banking Franchise with Agribusiness Experience Attract and Retain High-Quality Relationship Bankers Invest in Organic Growth While Optimizing Footprint Deepen Customer Relationships Explore Accretive Strategic Acquisition Opportunities Strong Profitability Driven by a Highly Efficient Operating Model Strong Capital Generation and Attractive Dividend Focus on Credit and Key Asset Quality Metrics 23

DISCLOSURES Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about Great Western Bancorp, Inc.’s expectations, beliefs, plans, strategies, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “views,” “intends” and similar words or phrases. In particular, the statements included in this Presentation concerning Great Western Bancorp, Inc.’s expected performance and strategy, the outlook for its agricultural lending segment, strategies for managing troubled loans, and the interest rate environment are not historical facts and are forward-looking. Accordingly, the forward-looking statements in this Presentation are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties, that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward- looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and "Cautionary Note Regarding Forward-Looking Statements" in Great Western Bancorp, Inc.’s Annual Report on Form 10-K for the most recently ended fiscal year, and in other periodic filings with the Securities and Exchange Commission. Further, any forward-looking statement speaks only as of the date on which it is made, and Great Western Bancorp, Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non-GAAP measures appears in our earnings release dated January 28, 2020 and in Appendix 1 to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 28, 2020. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc. 24

Appendix 1 Non-GAAP Measures

NON-GAAP MEASURES

Great Western Bancorp, Inc.

	At or for the three months ended:				
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Tangible net income and return on average tangible common equity:					
Net income - GAAP	**$ 43,274**	$ 50,285	$ 26,783	$ 44,511	$ 45,786
Add: Amortization of intangible assets, net of tax	**377**	315	335	343	344
Tangible net income	**$ 43,651**	$ 50,600	$ 27,118	$ 44,854	$ 46,130
Average common equity	**$ 1,908,519**	$ 1,885,785	$ 1,864,132	$ 1,822,940	$ 1,817,052
Less: Average goodwill and other intangible assets	**748,146**	745,349	745,718	746,107	746,503
Average tangible common equity	**$ 1,160,373**	$ 1,140,436	$ 1,118,414	$ 1,076,833	$ 1,070,549
Return on average common equity *	**9.0 %**	10.6 %	5.8 %	9.9 %	10.0 %
Return on average tangible common equity **	**15.0 %**	17.6 %	9.7 %	16.9 %	17.1 %

* Calculated as net income - GAAP divided by average common equity. Annualized for partial-year periods.

** Calculated as tangible net income divided by average tangible common equity. Annualized for partial-year periods.

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Adjusted net interest income and adjusted net interest margin (fully-tax equivalent basis):					
Net interest income - GAAP	**$ 105,173**	$ 106,709	$ 105,629	$ 103,475	$ 104,894
Add: Tax equivalent adjustment	**1,523**	1,487	1,424	1,442	1,490
Net interest income (FTE)	**106,696**	108,196	107,053	104,917	106,384
Add: Current realized derivative gain (loss)	**(890)**	(127)	321	405	21
Adjusted net interest income (FTE)	**$ 105,806**	$ 108,069	$ 107,374	$ 105,322	$ 106,405
Average interest-earning assets	**$ 11,543,610**	$ 11,609,823	$ 11,617,521	$ 11,345,559	$ 11,086,800
Net interest margin (FTE) *	**3.68 %**	3.70 %	3.70 %	3.75 %	3.81 %
Adjusted net interest margin (FTE) **	**3.65 %**	3.69 %	3.71 %	3.76 %	3.81 %

* Calculated as net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

** Calculated as adjusted net interest income (FTE) divided by average interest earning assets. Annualized for partial-year periods.

26

NYSE: GWB

GreatWesternBank.com

NON-GAAP MEASURES

Great Western Bancorp, Inc.

	At or for the three months ended:				
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Adjusted interest income and adjusted yield (fully-tax equivalent basis), on non-ASC 310-30 loans:					
Interest income - GAAP	**$ 117,709**	$ 124,923	$ 124,098	$ 121,528	$ 120,361
Add: Tax equivalent adjustment	**1,523**	1,487	1,424	1,442	1,490
Interest income (FTE)	**119,232**	126,410	125,522	122,970	121,851
Add: Current realized derivative gain (loss)	**(890)**	(127)	321	405	21
Adjusted interest income (FTE)	**$ 118,342**	$ 126,283	$ 125,843	$ 123,375	$ 121,872
Average non-ASC 310-30 loans	**$ 9,554,161**	$ 9,693,395	$ 9,699,433	$ 9,615,096	$ 9,435,901
Yield (FTE) *	**4.96 %**	5.17 %	5.19 %	5.19 %	5.12 %
Adjusted yield (FTE) **	**4.93 %**	5.17 %	5.20 %	5.20 %	5.12 %

* Calculated as interest income (FTE) divided by average loans. Annualized for partial-year periods.

** Calculated as adjusted interest income (FTE) divided by average loans. Annualized for partial-year periods.

	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Efficiency ratio:					
Total revenue - GAAP	**$ 120,906**	$ 121,732	$ 116,395	$ 121,698	$ 121,614
Add: Tax equivalent adjustment	**1,523**	1,487	1,424	1,442	1,490
Total revenue (FTE)	**$ 122,429**	$ 123,219	$ 117,819	$ 123,140	$ 123,104
Noninterest expense	**$ 56,930**	$ 55,212	$ 56,000	$ 56,580	$ 57,106
Less: Amortization of intangible assets	**427**	366	385	394	394
Tangible noninterest expense	**$ 56,503**	$ 54,846	$ 55,615	$ 56,186	$ 56,712
Efficiency ratio *	**46.2 %**	44.5 %	47.2 %	45.6 %	46.1 %

* Calculated as the ratio of tangible noninterest expense to total revenue (FTE).

27

NYSE: GWB

GreatWesternBank.com

NON-GAAP MEASURES

Great Western Bancorp, Inc.

	At or for the three months ended:				
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Tangible common equity and tangible common equity to tangible assets:					
Total stockholders' equity	**$ 1,920,669**	$ 1,900,249	$ 1,881,128	$ 1,852,394	$ 1,812,008
Less: Goodwill and other intangible assets	**749,481**	745,197	745,563	745,947	746,341
Tangible common equity	**$ 1,171,188**	$ 1,155,052	$ 1,135,565	$ 1,106,447	$ 1,065,667
Total assets	**$ 12,845,520**	$ 12,788,301	$ 12,954,896	$ 12,830,162	$ 12,573,641
Less: Goodwill and other intangible assets	**749,481**	745,197	745,563	745,947	746,341
Tangible assets	**$ 12,096,039**	$ 12,043,104	$ 12,209,333	$ 12,084,215	$ 11,827,300
Tangible common equity to tangible assets	**9.7 %**	9.6 %	9.3 %	9.2 %	9.0 %
Tangible book value per share:					
Total stockholders' equity	**$ 1,920,669**	$ 1,900,249	$ 1,881,128	$ 1,852,394	$ 1,812,008
Less: Goodwill and other intangible assets	**749,481**	745,197	745,563	745,947	746,341
Tangible common equity	**$ 1,171,188**	$ 1,155,052	$ 1,135,565	$ 1,106,447	$ 1,065,667
Common shares outstanding	**56,382,915**	56,283,659	56,939,032	56,938,435	56,938,435
Book value per share - GAAP	**$ 34.06**	$ 33.76	$ 33.04	$ 32.53	$ 31.82
Tangible book value per share	**$ 20.77**	$ 20.52	$ 19.94	$ 19.43	$ 18.72

28

NYSE: GWB

GreatWesternBank.com

Appendix 2 Agriculture Lending & Economy

AG LENDING 101 Overview • Underwriting identical to comparable C&I and CRE loans where cash flow is the primary repayment source and loan and line amounts subject to loan value ("LTV") limits and "normalized" collateral values • Liquid markets typically exist for ag-related collateral which is the secondary repayment source (e.g., harvested grain or grain inventory, cattle, farm equipment and land sale/lease) in foreclosure scenarios • Many market and economic conditions can influence the profitability of individual borrowers; key to partner with seasoned producers that manage their own cost structure diligently Grains • 29% of the Ag loan portfolio or approx. 6% of overall loan portfolio • Most borrowers in footprint in MW states (IA, SD, NE) ◦ Corn and soybeans primary crop production • Corn and soybean prices spiked beginning in late 2007 and remained high for 3-4 years ◦ Drove cost of production higher as land and other input costs were in high demand; ◦ Gross value of corn production per acre increased 138% from 2006 to 2011 (USDA) • Crop prices have reverted to more sustainable long-term levels but costs have not reset as quickly • Federally-subsidized crop insurance protects a portion of grain producers' projected revenue each year Source: Bloomberg LLP 30

AG LENDING 101 Beef Cattle • 20% of the Ag loan portfolio or approx. 4% overall, primarily in SD • Beef cattle producers include: ◦ Cow-calf operators that breed cattle and raise calves to a certain weight (typically 500-600 lbs.; "Feeder Cattle") ◦ Feedlots who purchase feeder cattle and finish them for sale to processors (typically 1200+lbs.; "Live Cattle") ◦ GWB portfolio split roughly 73/27 as of December 31, 2019 • Industry is very cyclical driven by supply and demand (e.g., prices paid by feedlots dictate how many calves are bred and which stock cattle are retained for breeding vs. slaughtered) Dairy • 27% of the Ag loan portfolio or approx. 6% overall, primarily in AZ • Very cyclical pricing over time; producers that manage costs, are vertically integrated and use risk management techniques are best suited to generate profitability over time • Arizona has a milk quota system that provides some support for milk price margins for units of production providing limited stability for producers Source: Bloomberg LLP 31

AG ECONOMY Highlights • Industry balance sheets remain strong with debt/asset and debt/equity ratios below long-term averages and significantly below 1980s levels that precipitated, and resulted, from the period of high losses in the early 1980s • Ag sector net charge-offs, which have historically been low for the industry and for Great Western Bank, are rising Farm Balance Sheet Overview 1 30% $3,500 25% $3,000 $2,500 20% $2,000 15% $1,500 10% $1,000 5% $500 —% $— 1975197619771978 1979198019811982 1983198419851986 1987198819891990 1991199219931994 1995199619971998 1999200020012002 2003200420052006 2007200820092010 2011201220132014 2015201620172018 2019F Farm sector debt ($MM) Farm sector equity ($MM) Debt to asset ratio (%) Debt to equity ratio (%) 1 Source: USDA Economic Research Service; 2019 is forecast data 32

Appendix 3 Peer Group

PEER GROUP • BancorpSouth Bank • Fulton Financial Corporation • Banner Corporation • Glacier Bancorp, Inc. • Berkshire Hills Bancorp, Inc. • Heartland Financial USA, Inc. • Columbia Banking System, Inc. • Old National Bancorp • Community Bank System, Inc. • Renasant Corporation • Customers Bancorp, Inc. • Trustmark Corporation • CVB Financial Corp. • UMB Financial Corporation • First BanCorp. • United Bankshares, Inc. • First Midwest Bancorp, Inc. • United Community Banks, Inc. 34

Appendix 4 Accounting for Loans at FV and Related Derivatives

LOANS AT FAIR VALUE & RELATED DERIVATIVES

Great Western Bancorp, Inc.

Overview

- For certain loans with an original term greater than 5 years with a fixed rate to the customer, Great Western Bank ("GWB") has entered into equal and offsetting fixed-to-floating interest rate swaps with two US counterparties
- Total size of the portfolio was $772.2 million at December 31, 2019

GWB has elected the Fair Value Option (ASC 825) on these loans and applies a similar treatment to the related derivatives:

- Changes in the fair value of the loans and the derivatives and the current period realized cost (benefit) of the derivatives (i.e., the net pay fixed/receive floating settlement) are recorded in earnings through noninterest income
- This differs significantly from most peers who have elected Hedge Accounting treatment
- The historical election is irrevocable so the concept will be present for the foreseeable future in GWB's financial statements *even if* different accounting elections are made on future originations
- Management presents non-GAAP measures to provide more clarity on the underlying economics

Summary

	Income Statement Line Item:						
	Net (decrease) increase in fair value of loans at fair value		Net realized and unrealized gain (loss) on derivatives		Net Relationship		Notes
(Decrease) increase in FV related to interest rates	$	(12,799)	$	12,799	$	—	1
(Decrease) increase in FV related to credit	$	(2,134)	$	389	$	(1,745)	2
Increase in SWAP fees	$	—	$	1,218	$	1,218	3
Current period realized cost of derivatives	$	—	$	(890)	$	(890)	4
Subtotal, loans at FV and related derivatives	**$**	**(14,933)**	**$**	**13,516**	**$**	**(1,417)**	5

[1] Equal and offsetting each period. Changes in the FV of each financial asset and liability driven by current compared to contractual rates.

[2] Management records an adjustment for credit risk in noninterest income based on loss history for similar loans, adjusted for an assessment of existing market conditions for each loan segment. The FV adjustment related to credit is not included in the ALLL but loans are included in the ALLL coverage ratio denominator.

[3] Swap fees are fees related to transacting interest rate swaps and other interest rate derivatives.

[4] Current period actual cost of fixed-to-float interest rate swaps. Within non-GAAP financial measures, management reclassifies this component to interest income, resulting in adjusted interest income, adjusted net interest income and adjusted NIM, reflecting the underlying economics of the transactions. All else equal, this drag on earnings will reduce as short-term LIBOR rates increase.

[5] While US GAAP mandates the presentation of these items in noninterest income, management believes the residual net amount economically represents the net credit exposure of this segment of the portfolio - presented as a "credit-related charge" in the earnings release and elsewhere (see note (2)) - and the current period derivative cost which should be analyzed relative to gross interest income received from the loan customers (see note (4)) as presented in non-GAAP measures.

36

NYSE: GWB

GreatWesternBank.com